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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  January 28, 2002
                                                  ----------------

                               CISCO SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


         CALIFORNIA                  0-18225                    77-0059951
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(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)


             170 WEST TASMAN DRIVE, SAN JOSE, CALIFORNIA 95134-1706
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code  (408) 526-4000
                                                    ---------------


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          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

        By press release, dated February 4, 2002, Cisco Systems, Inc. (the "Registrant") announced that John L. Hennessy was appointed to the Board of Directors of Registrant effective as of January 28, 2002. A copy of the press release issued by Registrant concerning the foregoing announcement is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits.

              99.1 Press Release of Registrant, dated February 4, 2002, announcing the appointment of John L. Hennessy to the Board of Directors of Registrant.

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        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CISCO SYSTEMS, INC.

          February 5, 2002                 By: /s/ Larry R. Carter
------------------------------------       -------------------------------------
                Date                       Larry R. Carter
                                           Senior Vice President, Finance and
                                           Administration, Chief Financial
                                           Officer and Secretary



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EXHIBIT INDEX

Exhibit Number       Description of Document
--------------       -----------------------
99.1                 Press Release of Registrant, dated February 4, 2002,
                     announcing the appointment of John L. Hennessy to the Board of Directors of Registrant.